UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  March 25, 2010

MINES MANAGEMENT, INC.

(Exact name of registrant as specified in its charter)

Idaho	001-32074	91-0538859
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

905 W. Riverside Avenue, Suite 311 Spokane, Washington	99201
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:  (509) 838-6050

No Change

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Item 4.02               Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review.

(a)           On March 25, 2010, the Audit Committee of Mines Management, Inc. (the “Company”), upon recommendation of its management, concluded that the Company’s consolidated financial statements for the fiscal year ended December 31, 2008 and the fiscal quarters in such year (the “2008 Financial Statements”) should no longer be relied upon.  In addition, the Company’s prior news releases and similar communications should no longer be relied on to the extent they related to the 2008 Financial Statements.

The basis for the non-reliance is that the Company has changed its accounting treatment for certain costs incurred in connection with exploration of its Montanore property.  More specifically, the Company determined that certain costs previously capitalized as property, plant and equipment should have been expensed as incurred as exploration costs.  The Company’s accounting treatment for property, plant and equipment was questioned by the Staff of the Securities and Exchange Commission (‘SEC”) as part of its review of the Company’s Annual Report on Form 10-K for the year ended December 31, 2008.  As a result of a review of its accounting policies, the Company concluded that its previous accounting policy regarding the capitalization of certain property, plant and equipment required revision to account for these costs as exploration costs that are expensed as incurred.  In future periods the Company will follow this revised accounting policy as long as it is in the exploration stage.

The Company’s Annual Report on Form 10-K for the year ended December 31, 2009 will contain a restatement of the 2008 Financial Statements, and will provide quarterly data for 2008 to reflect the revised accounting treatment.  The revised accounting treatment did not have a material effect on the Company’s quarterly financial statements for 2009.  As a result of the restatement of the 2008 Financial Statements, (i) Net loss changed from $10,306,637, or ($0.45) per share, to $10,768,116, or ($0.48) per share; (ii) Comprehensive net loss changed from $12,052,720 to $12,514,199; (iii) Deficit accumulated during the exploration state, beginning of year, changed from $23,541,144 to $26,586,012; (iv) Property, plant and equipment changed from $9,714,191 to $6,207,844; (v) Depreciation expense changed from $1,085,925 to $1,023,135; and (vi) Technical services expense changed from $4,621,322 to $5,145,591.

The Company’s management and Audit Committee have discussed the matters disclosed in this Form 8-K with the Company’s independent registered public accounting firm, Tanner LC.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 31, 2010

Mines Management, Inc.

	By:	/s/ James H. Moore
James H. Moore
Chief Financial Officer